T-Mobile US Q1 2014 Earnings

Disclaimer This presentation contains “forward-looking” statements within the meaning of the U.S. federal securities laws. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any statements made herein that are not statements of historical fact, including statements about T-Mobile US, Inc.'s plans, outlook, beliefs, opinions, projections, guidance, strategy, integration of MetroPCS, expected network modernization and other advancements, are forward-looking statements. Generally, forward-looking statements may be identified by words such as "anticipate," "expect," "suggests," "plan," “project,” "believe," "intend," "estimates," "targets," "views," "may," "will," "forecast," and other similar expressions. The forward-looking statements speak only as of the date made, are based on current assumptions and expectations, and involve a number of risks and uncertainties. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: our ability to compete in the highly competitive U.S. wireless telecommunications industry; adverse conditions in the U.S. and international economies and markets; significant capital commitments and the capital expenditures required to effect our business plan; our ability to adapt to future changes in technology, enhance existing offerings, and introduce new offerings to address customers' changing demands; changes in legal and regulatory requirements, including any change or increase in restrictions on our ability to operate our network; our ability to successfully maintain and improve our network, and the possibility of incurring additional costs in doing so; major equipment failures; severe weather conditions or other force majeure events; and other risks described in our filings with the Securities and Exchange Commission, including those described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2014. You should not place undue reliance on these forward-looking statements. We do not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. As required by SEC rules, we have provided a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP measures in materials on our website at http://investor.t- mobile.com. 2

Agenda Financial Results Operating Highlights and Key Initiatives Q&A Braxton Carter, CFO John Legere, President and CEO 3 TMUS Management Team

Operating Highlights and Key Initiatives John Legere President and CEO 4

Delivered top line growth and set the stage to significantly grow the bottom line  Delivered both sequential and year-over-year service revenue growth  Projecting strong year-over-year Adjusted EBITDA growth in 2014 Key Messages – A Quarter of Records 5 Record quarter for T-Mobile – the fastest growing wireless company in America  Total net adds of nearly 2.4 million in Q1 – fourth consecutive quarter of over 1 million  Branded postpaid net adds of over 1.3 million in Q1 – incl. 1.2 million phone net adds 1 Value-enhancing growth – record low churn and improved customer quality  Record branded postpaid churn of 1.5% – down 40 bps YoY  Improving quality metrics: service bad debt expense, % Prime in EIP receivables 2 3 Un-carrier strategy continues to drive sustainable and profitable growth path  Recent Un-carrier moves: Simple Starter, Tablet Freedom, Overage Freedom  Guidance: Branded postpaid net adds of 2.8-3.3M and Adjusted EBITDA of $5.6-5.8B 4 Note: All figures for 1Q13 and 2Q13 are pro forma combined results.

1 Year Anniversary Marks Transformational Turnaround 6 $15 $20 $25 $30 $35 $15.581 $29.29 May July Sept Nov Jan Mar TMUS Share Price Performance +88% TMUS 1-Year Anniversary  Completed transaction with MetroPCS on 4/30/13  Began trading on the NYSE as TMUS on 5/1/13  +88% share price appreciation since ‘IPO’  Market cap of ~$24 billion Over 6 million total net adds over the last twelve months including nearly 2.4 million total net adds in Q1 2014 Total Net Adds Q1 2014 record low churn of 1.5% - down 40 basis points from the prior year Postpaid Churn Rapid expansion from 0 to more than 220 million 4G LTE POPs in one year for the fastest 4G LTE network in the US2 4G LTE Network A Transformational Year of Setting Records and Surpassing Expectations Postpaid Net Adds Over 3.5 million postpaid net adds over the last twelve months including over 1.3 million postpaid net adds in Q1 2014 1) 4/30/13 adjusted closing price. 2) Based on download speeds. May

Continued Improvement in Customer Quality  Service bad debt expense down 13% QoQ  EIP receivables: 53% Prime vs. 44% in 1Q13  Prime mix among branded postpaid gross adds up 19 percentage points YoY Significant Improvement in Branded Prepaid Net Adds  465K branded prepaid net adds in 1Q14  Ongoing prepaid to postpaid migrations of ~110K Over 1.3M Branded Postpaid Net Adds – Record Setting Postpaid Quarter  Over 1.2M branded postpaid phone net adds  +136% YoY and +23% QoQ gross adds  1.5% postpaid churn, down 40 bps YoY 1Q13 2Q13 3Q13 4Q13 1Q14 Record Postpaid Customer Growth & Churn 7 (199) 688 648 869 1,323 Branded Postpaid Nets in thousands 1.9% 1.6% 1.7% 1.7% 1.5% Branded Postpaid Churn in % 310 24 112 Branded Prepaid Nets in thousands QoQ change 1Q13 2Q13 3Q13 4Q13 1Q14 454K 1Q13 2Q13 3Q13 4Q13 1Q14 353K 20 bps (87) 465 Note: All figures for 1Q13 and 2Q13 are pro forma combined results.

Nearly 2.4 million Total Net Adds in Q1  4th consecutive quarter of over 1 million net adds 576 452 351 664 603 Almost 1.8 Million Total Branded Net Adds  Un-carrier strategy driving continued success in branded postpaid and prepaid 1Q13 2Q13 3Q13 4Q13 1Q14 Strong Customer Momentum Across the Board 8 111 601 672 981 1,788 Total Branded Nets in thousands Wholesale Nets in thousands 687 1,053 1,023 1,645 Total Nets in thousands QoQ change 61K 1Q13 2Q13 3Q13 4Q13 1Q14 807K 1Q13 2Q13 3Q13 4Q13 1Q14 746K Strong Performance in Wholesale  383K MVNO net adds, up 2% YoY  220K M2M net adds, up 10% YoY 2,391 Note: All figures for 1Q13 and 2Q13 are pro forma combined results.

1) Based on download speeds. 2) Based on T-Mobile’s analysis of crowd-sourced 4G LTE download speeds. 700 A-Block Transaction Lays Groundwork for Further Network Improvement  158M POPs covered including existing Boston license  9 of Top 10 and 21 of Top 30 metro areas  70% of existing TMUS customer base  Deployment will start in 2014 Continued Expansion of 4G LTE  220M+ 4G LTE POPs in 284 metro areas  4G LTE in 95 of Top 100 metro areas  250M+ POPs targeted by end of 2014 Fastest Nationwide 4G LTE Network in the US 9 4G LTE Speeds2 – Q1 2014 4G LTE Covered POPs (M) 2012 2013 2014 250+ 0 Fastest Nationwide 4G LTE Network in the US1  Continued speed leadership throughout Q1  10+10MHz 4G LTE in 43 of Top 50 metro areas  15+15MHz 4G LTE in 9 metro areas – 19 by YE  20+20MHz 4G LTE in North Dallas and Detroit – 7 by YE 209 16.9 15.5 14.0 8.1 0 2 4 6 8 10 12 14 16 18 T-Mobile Verizon AT&T Sprint

 MetroPCS customers with TMUS compatible handsets: 53% at end of Q1 2014  More than 50% of MetroPCS spectrum re-farmed and integrated into the T-Mobile network at end of Q1 2014  30 new expansion markets with nearly 2,200 distribution points at end of Q1 2014  Accelerating shutdown of CDMA network portion in 3 MetroPCS markets from 2015 to 2014 with potential for early shutdown in several additional markets  We expect to provide further updates on our progress when we report year-end results MetroPCS Integration Continues Ahead of Plan 10 Spectrum & Market Expansion Synergies & One-Time Costs

Financial Results 11 Braxton Carter CFO

Significant Growth Pressures Adjusted EBITDA  Adjusted EBITDA pressured by significant acceleration of growth, strong uptake of ETF offer (impact ~$100 million) and record sale of smartphones  Record smartphone sales of 6.9 million units  Branded postpaid upgrade rate of 7%; down from 9% in 4Q13 and up from 5% in 1Q13 Total Revenue Growth of 15.3% YoY  YoY and QoQ growth in Total Revenue  $1.2 billion of equipment sales financed on EIP vs. $1.2 billion in 4Q13 and $298 million in 1Q13 $5,122 $5,138 $5,169 $5,337 1Q13 2Q13 3Q13 4Q13 1Q14 Strong Profitability and Significant Growth 12 Service Revenues in millions Total Revenues in millions 1Q13 2Q13 3Q13 4Q13 1Q14 0.7% Continued Growth in Service Revenues  Fourth consecutive quarter of sequential growth in Service Revenue  Year-over-year growth of 4.5%  Significant customer growth offsetting migration to Simple Choice / Value Plans $5,964 QoQ % change $1,469 $1,265 $1,344 $1,239 $1,088 Adjusted EBITDA in millions 1Q13 2Q13 3Q13 4Q13 1Q14 12.2% 3.3% $5,106 $6,651 $6,688 $6,827 $6,875 Note: All figures for 1Q13 and 2Q13 are pro forma combined results.

Customer Quality Continues to Improve  Service bad debt expense down 3% YoY and 13% QoQ  Service bad debt expense as % of service revenues: 1.4%; down 12 basis points YoY and 26 basis points QoQ Strong Growth in ABPU – Moderating Decline in ARPU 13 $54.07 $53.60 $52.20 $50.70 $50.01 Branded Postpaid ARPU $ per month QoQ % change 1Q13 2Q13 3Q13 4Q13 1Q14 10% 1.4% $35.87 $35.97 $35.71 $35.84 $36.09 Branded Prepaid ARPU $ per month 1Q13 2Q13 3Q13 4Q13 1Q14 0.7% Branded Prepaid ARPU Up YoY and QoQ  Reflects growth in monthly prepaid service plans that include data services $57.28 $58.72 $59.08 $58.78 $59.54 Branded Postpaid ABPU $ per month 1Q13 2Q13 3Q13 4Q13 1Q14 EIP 1) Branded Postpaid Average Billings Per User (ABPU) is calculated by adding EIP Billings to Branded Postpaid Service Revenues and dividing by Average Branded Postpaid Customers. ARPU Decline Related to Ongoing Adoption of Simple Choice Plans  Simple Choice / Value Plans accounted for 75% of branded postpaid base vs. 69% in 4Q13 and 61% in 3Q13 Branded Postpaid ABPU up 3.9% YoY and 1.3% QoQ Service 1.3% Note: All figures for 1Q13 and 2Q13 are pro forma combined results.

Balance Sheet Provides Significant Flexibility

Cash Capex
in millions



$1,230
$1,111
$1,017
$882
$947
1Q13
2Q13
3Q13
4Q13
1Q14

QoQ Change in Total EIP Receivables
in millions



$83
$518
$575
$679
$540
1Q13
2Q13
3Q13
4Q13
1Q14

Ending Cash
in millions



$449
$2,362
$2,365
$5,891
$5,471
1Q13
2Q13
3Q13
4Q13
1Q14

Ongoing Investment in Network Modernization

- FY14 cash capex guidance of $4.3 to $4.6 billion
- Fastest 4G LTE network covering 220M+ POPs in 284 metro areas

Smaller Increase in EIP Receivables

- Total EIP receivables, net of deferred interest and allowances for credit losses, of $3.086 billion in 1Q14 compared to $2.546 billion in 4Q13 and $774 million in 1Q13

Cash Position Provides for Strong Liquidity

- $5.5 billion ending cash position
- $14.6 billion net debt excluding towers
- 3.0x net leverage LTM Adjusted EBITDA
- Factoring arrangement of receivables helped offset working capital pressure

14

Note: All figures, except ending cash, for Q1 & Q2 2013 are pro forma combined results. Ending cash amounts are TMUS reported results, not pro forma combined.

T · ·Mobile·

Updated Guidance for 2014 15 2014 Guidance Outlook Adjusted EBITDA (in billions) Cash Capex (in billions) Branded Postpaid Net Adds (in millions) $5.7 – $6.0 $4.3 – $4.6 2.0 – 3.0 Penetration of Simple Choice/Value Plans in Branded Postpaid Base 85% – 90% Original Revised Unchanged Unchanged 2.8 – 3.3 $5.6 – $5.8

Delivered top line growth and set the stage to significantly grow the bottom line  Delivered both sequential and year-over-year service revenue growth  Projecting strong year-over-year Adjusted EBITDA growth in 2014 Key Messages – A Quarter of Records 16 Record quarter for T-Mobile – the fastest growing wireless company in America  Total net adds of nearly 2.4 million in Q1 – fourth consecutive quarter of over 1 million  Branded postpaid net adds of over 1.3 million in Q1 – incl. 1.2 million phone net adds 1 Value-enhancing growth – record low churn and improved customer quality  Record branded postpaid churn of 1.5% – down 40 bps YoY  Improving quality metrics: service bad debt expense, % Prime in EIP receivables 2 3 Un-carrier strategy continues to drive sustainable and profitable growth path  Recent Un-carrier moves: Simple Starter, Tablet Freedom, Overage Freedom  Guidance: Branded postpaid net adds of 2.8-3.3M and Adjusted EBITDA of $5.6-5.8B 4 Note: All figures for 1Q13 and 2Q13 are pro forma combined results.

T-Mobile US Q1 2014 Earnings